PRUDENTIAL'S FINANCIAL SECURITY PROGRAM     ANNUAL REPORT      DECEMBER 31, 2002

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777

A Prudential Financial Company

IFS-2002-A073249 AR Ed. 02/2003

                                                  [LOGO OF PRUDENTIAL FINANCIAL]

TABLE OF CONTENTS

  Letter to Planholders
  Prudential's Gibraltar Fund, Inc.

.. FINANCIAL REPORTS

  A1  Financial Statements
  B1  Schedule of Investments
  C1  Notes to Financial Statements
  D1  Financial Highlights
  E1  Report of Independent Accountants
  F1  Management of Prudential's
      Gibraltar Fund, Inc.

  Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.

--------------------------------------------------------------------------------

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about Prudential's Gibraltar Fund, Inc. and the variable annuity, including all charges and expenses, and should be read carefully before investing or sending money. Prudential's Gibraltar Fund, Inc. is distributed by Prudential Investment Management Services, LLC, Gateway Center Three, 14th Floor, Newark, NJ, 07102-4077, a member SIPC and a Prudential Financial company.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

PRUDENTIAL'S GIBRALTAR FUND, INC.           ANNUAL REPORT      DECEMBER 31, 2002

.. DEAR PLANHOLDER

This annual report reviews the performance of Prudential's Gibraltar Fund, Inc.

.. AN EXCEPTIONALLY LARGE GAP BETWEEN STOCK AND BOND RETURNS

In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities. As share prices continued to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the Standard & Poor's (S&P) 500 Index since 1974. Some of investors' cash was reinvested in bonds. Together with a slower-than-expected economic recovery, which kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well.

.. PLAN WITH REALISTIC EXPECTATIONS

The performance of the different asset classes in 2002 suggests that some investors changed their asset allocation in response to the falling equity market (accelerating the fall in the process). Although both bond and stock prices fluctuate, stocks historically have been more volatile. They are nonetheless part of most asset allocation plans because their returns have been higher than those on bonds over the long term. The principles of finance state that there ought to be a trade-off between volatility and long-term return. One advantage of consulting a financial professional is that professionally designed plans take this trade-off into account. Your asset allocation should be appropriately diversified to help you reach your investment goals, taking into account the amount of time you have to reach them and your personal tolerance for risk.

.. GOOD COUNSEL HELPS IN DIFFICULT TIMES

Distracting market turbulence and world-changing international events can make it difficult to keep focused on your personal goals. We recommend that any changes to your investment strategy be based on sound financial principles rather than in reaction to market events. It can help to speak with a financial professional.

We appreciate your continued confidence in Prudential's Gibraltar Fund, Inc.

Sincerely,

/s/ David R. Odenath
David R. Odenath, Jr.
President,
The Prudential's Gibraltar Fund, Inc.                           January 31, 2003

[PHOTO OF DAVID R. ODENATH, JR.]

PRESIDENT
DAVID R. ODENATH, JR.

We recommend that any changes to your investment strategy be based on sound financial principles rather than in reaction to market events. It can help to speak with a financial professional.

PRUDENTIAL's GIBRALTAR FUND, INC.           ANNUAL REPORT      DECEMBER 31, 2002

.. MANAGED BY: JENNISON ASSOCIATES, LLC

Given the economic recovery's gathering momentum, we are on the lookout for attractive opportunities to add to our technology holdings. We expect earnings in the sector to grow faster as capital spending rises. However, market sentiment continues to be plagued by the situation in Iraq, which has also driven up energy prices. Higher energy prices push up the costs of industrial production and reduce personal incomes. We believe that once these issues are resolved, the recovery should proceed at a brisker pace and our holdings should see improved profitability.

.. PERFORMANCE SUMMARY

                                                  SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       MONTH         1-YEAR       3-YEAR        5-YEAR      10-YEAR
-------------------------------------------------------------------------------------------------------------
Prudential's Gibraltar Fund, Inc./1/             -13.06%       -26.23%      -14.46%        1.82%       9.17%
S&P 500 Index/2/                                 -10.30%       -22.09%      -14.54%       -0.58%       9.34%
Lipper (VIP) Large-Cap Core Funds Average/3/     -10.92%       -23.51%      -15.11%       -2.13%       7.28%
-------------------------------------------------------------------------------------------------------------

Prudential's Gibraltar Fund, Inc. inception date: 3/14/1968.

Prudential's Gibraltar Fund returned -26.23% in 2002, underperforming the Lipper
(VIP) Large-Cap Core Funds Average and its benchmark, the Standard & Poor's (S&P) 500 Index (the Index).

                         $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

                     GIBRALTAR FUND              S&P 500
12/31/1992              10,000.00               10,000.00
06/30/1993              11,614.00               10,468.43
12/31/1993              12,378.20               11,005.68
06/30/1994              12,097.22               10,633.30
12/31/1994              12,214.56               11,150.25
06/30/1995              14,123.69               13,401.01
12/31/1995              14,554.47               15,335.35
06/30/1996              15,957.52               16,882.55
12/31/1996              18,502.74               18,854.05
06/30/1997              20,571.35               22,737.46
12/31/1997              21,996.94               25,142.07
06/30/1998              24,997.33               29,597.73
12/31/1998              27,692.04               32,332.42
06/30/1999              31,715.69               36,330.75
12/31/1999              38,471.13               39,132.97
06/30/2000              43,203.08               38,965.99
12/31/2000              39,098.79               35,571.17
06/30/2001              35,376.58               33,190.43
12/31/2001              32,666.74               31,346.70
06/30/2002              27,707.93               27,224.33
12/31/2002              24,069.88               24,421.49

  $24,070 Prudential's Gibraltar Fund, Inc./1/
.. $24,421 S&P 500 Index/2/

.. PERFORMANCE REVIEW

The magnitude and duration of the market decline in 2002 eclipsed the bear market of 1973-1974 when the Index lost 48% of its value in 21 months. From the peak in March 2000 to the lowest point reached in October 2002, a period of 31 months, the Index lost nearly 50% of its value. Moreover, 2002 was the first time since the early 1980s when the Index was first tracked with today's sector methodology that every sector posted a negative return.

In this harsh environment, the Fund underperformed the market in the healthcare and financial sectors. In financials, we had underweighted banking stocks as compared with the Index because at the beginning of the year, we were worried about consumer spending and credit quality. Bank stocks then performed strongly as further interest-rate cuts increased their margins on loans and their credit quality turned out to be stronger than we expected. We focused on insurers, who we believed would benefit from favorable pricing trends for property and casualty insurance. Although our expectations were correct, other areas of their business were hurt by the poor equity market.

The Fund's pharmaceutical stocks were affected by a strict regulatory environment, with Food and Drug Administration rejection letters on a number of promising drugs. In addition, many investors were concerned about competition from generic drugs. We thought these concerns were already widely known and price into the stocks, but they declined further. On the other hand, several healthcare stocks we bought at low prices added to the Fund's performance in this sector. Overall, however, the Fund's performance was weaker than its benchmark.

We contributed to the Fund's relative performance by largely avoiding the telecommunications services sector this year as we believed (correctly, as it turned out) that more time was needed before the industry would work out issues of overcapacity and excessive debt. Although the sector rebounded from very low share prices in the fourth quarter of 2002, we remain skeptical about its prospects. We will continue to monitor the situation closely.

________________________________________________________________________________
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.
/3/The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

                       ----------------------------------
                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                       ----------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

         ASSETS
           Investments, at value (cost $225,928,868).... $199,504,756
           Cash.........................................          628
           Receivable for investments sold..............      987,498
           Interest and dividends receivable............      166,219
                                                         ------------
            Total assets................................  200,659,101
                                                         ------------
         LIABILITIES
           Payable for investments purchased............      287,841
           Management fee payable.......................       96,755
           Accrued expenses and other liabilities.......       64,151
                                                         ------------
            Total liabilities...........................      448,747
                                                         ------------
         NET ASSETS..................................... $200,210,354
                                                         ============
           Net assets were comprised of:
            Common stock, at $1 par value............... $ 35,206,621
            Paid-in capital, in excess of par...........  283,364,442
                                                         ------------
                                                          318,571,063
           Undistributed net investment income..........        6,473
           Accumulated net realized loss on investments.  (91,943,070)
           Net unrealized depreciation on investments...  (26,424,112)
                                                         ------------
           Net assets, December 31, 2002................ $200,210,354
                                                         ============
         Net asset value and redemption price per share,
          35,206,621 outstanding shares of common stock
          (authorized 150,000,000 shares)............... $       5.69
                                                         ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $8,590 foreign withholding tax)....... $  2,500,663
      Interest................................................      224,140
                                                               ------------
                                                                  2,724,803
                                                               ------------
    EXPENSES
      Management fee..........................................      492,046
      Custodian's fees and expenses...........................       37,000
      Audit fee...............................................       27,000
      Legal fees and expenses.................................       10,000
      Directors' fees.........................................        7,100
      Miscellaneous...........................................        1,199
                                                               ------------
       Total expenses.........................................      574,345
      Less: custodian fee credit..............................         (477)
                                                               ------------
       Net expenses...........................................      573,868
                                                               ------------
    NET INVESTMENT INCOME.....................................    2,150,935
                                                               ------------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................  (50,855,030)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (27,117,546)
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (77,972,576)
                                                               ------------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(75,821,641)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                       December 31, 2002 December 31, 2001
                                                                       ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................   $  2,150,935      $   2,989,959
  Net realized loss on investments....................................    (50,855,030)       (39,255,656)
  Net change in unrealized appreciation (depreciation) on investments.    (27,117,546)       (28,274,353)
                                                                         ------------      -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................    (75,821,641)       (64,540,050)
                                                                         ------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................     (2,142,494)        (3,028,624)
  Distributions from net realized capital gains.......................             --         (1,956,505)
  Tax return of capital distributions.................................             --        (17,573,363)
                                                                         ------------      -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................     (2,142,494)       (22,558,492)
                                                                         ------------      -------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock issued in reinvestment of dividends and distributions.      2,114,176         15,440,930
  Capital stock repurchased...........................................    (21,907,815)       (53,836,436)
                                                                         ------------      -------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.    (19,793,639)       (38,395,506)
                                                                         ------------      -------------
TOTAL DECREASE IN NET ASSETS..........................................    (97,757,774)      (125,494,048)
NET ASSETS:
  Beginning of year...................................................    297,968,128        423,462,176
                                                                         ------------      -------------
  End of year (b).....................................................   $200,210,354      $ 297,968,128
                                                                         ============      =============
  (a) TRANSACTIONS IN SHARES OF COMMON STOCK:
    Shares issued in reinvestment of dividends and distributions......        344,382          1,955,447
    Shares repurchased................................................     (3,366,820)        (6,108,933)
                                                                         ------------      -------------
    NET DECREASE IN SHARES OUTSTANDING................................     (3,022,438)        (4,153,486)
                                                                         ============      =============
  (b) Includes undistributed net investment income of:................   $      6,473      $          --
                                                                         ============      =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                       ----------------------------------
                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


        LONG-TERM INVESTMENTS -- 94.7%                        Value
                                                   Shares    (Note 1)
        COMMON STOCKS                              ------- ------------
        Aerospace & Defense -- 4.5%
          Lockheed Martin Corp....................  45,600 $  2,633,400
          Northrop Grumman Corp...................  41,800    4,054,600
          Raytheon Co.............................  79,000    2,429,250
                                                           ------------
                                                              9,117,250
                                                           ------------
        Automobiles -- 1.8%
          Harley-Davidson, Inc....................  76,600    3,538,920
                                                           ------------
        Bank -- 1.8%
          Bank One Corp...........................  98,300    3,592,865
                                                           ------------
        Beverages -- 1.3%
          Coca-Cola Co. (The).....................  57,900    2,537,178
                                                           ------------
        Biotechnology -- 3.2%
          Amgen, Inc.(a).......................... 131,900    6,376,046
                                                           ------------
        Communications Equipment -- 4.4%
          Cisco Systems, Inc.(a).................. 424,600    5,562,260
          Nokia Oyj, ADR (Finland)................ 207,900    3,222,450
                                                           ------------
                                                              8,784,710
                                                           ------------
        Computers & Peripherals -- 5.9%
          Dell Computer Corp.(a).................. 170,400    4,556,496
          Hewlett-Packard Co...................... 254,100    4,411,176
          International Business Machines Corp.
           (IBM)..................................  36,300    2,813,250
                                                           ------------
                                                             11,780,922
                                                           ------------
        Diversified Financials -- 9.4%
          American Express Co..................... 137,900    4,874,765
          Citigroup. Inc.......................... 153,866    5,414,545
          Goldman Sachs Group, Inc................  69,400    4,726,140
          Merrill Lynch & Co Inc..................  99,600    3,779,820
                                                           ------------
                                                             18,795,270
                                                           ------------
        Energy Equipment & Services -- 1.8%
          Transocean, Inc......................... 160,500    3,723,600
                                                           ------------
        Food & Drug Retailing -- 1.2%
          Walgreen Co.............................  83,000    2,422,770
                                                           ------------
        Hotels, Restaurants & Leisure -- 3.1%
          Marriott International. Inc.
           (Class "A" Stock)...................... 101,400    3,333,018
          Starbucks Corp.(a)...................... 145,100    2,957,138
                                                           ------------
                                                              6,290,156
                                                           ------------
        Industrial Conglomerates -- 2.1%
          3M Co...................................  33,700    4,155,210
                                                           ------------
        Insurance -- 8.4%
          Allstate Corp. .........................  78,300    2,896,317
          American International Group. Inc,......  99,290    5,743,926
          Hartford Financial Services Group, Inc..  61,000    2,771,230
          Loews Corp..............................  98,800    4,392,649
          XL Capital, Ltd.
           (Class "A" Stock) (Cayman Islands).....  12,500      965,625
                                                           ------------
                                                             16,769,747
                                                           ------------
        Media -- 6.8%
          Clear Channel Communications, Inc.(a) ..  37,900    1,413,291

                                                          Value
            COMMON STOCKS                      Shares    (Note 1)
            (Continued)                        ------- ------------
            Media (cont'd.)
              New York Times Co. (The)
               (Class "A" Stock)..............  84,400 $  3,859,612
              Omnicom Group, Inc..............  27,000    1,744,200
              Univision Communications. Inc.
               (Class "A" Stock)(a)...........  28,200      690,900
              Viacom, Inc.
               (Class "B" Stock)(a)........... 146,366    5,965,878
                                                       ------------
                                                         13,673,881
                                                       ------------
            Multi-line Retail -- 4.3%
              Costco Wholesale Corp.(a).......  75,100    2,107,306
              Target Corp.....................  32,200      966,000
              Wal-Mart Stores, Inc............ 110,600    5,586,406
                                                       ------------
                                                          8,659,712
                                                       ------------
            Oil & Gas -- 3.9%
              Anadarko Petroleum Corp.........  66,500    3,185,350
              Total Fina Elf SA, ADR (France).  66,300    4,740,450
                                                       ------------
                                                          7,925,800
                                                       ------------
            Paper & Forest Products -- 3.1%
              International Paper Co.......... 102,700    3,591,419
              Weyerhaeuser Co.................  51,800    2,549,078
                                                       ------------
                                                          6,140,497
                                                       ------------
            Pharmaceuticals -- 12.2%
              Abbott Laboratories............. 140,400    5,616,000
              Eli Lilly & Co..................  24,500    1,555,750
              Johnson & Johnson...............  96,700    5,193,757
              Merck & Co., Inc................  38,600    2,071,926
              Pfizer, Inc.....................  77,300    2,363,061
              Pharmacia Corp..................  76,059    3,179,266
              Wyeth........................... 119,800    4,480,520
                                                       ------------
                                                         24,460,280
                                                       ------------
            Semiconductor Equipment & Products -- 8.0%
              Altera Corp.(a)................. 190,600    2,350,098
              Applied Materials, Inc.(a)...... 149,400    1,946,682
              ASML Holding NV, NY Shares
               (Netherlands)(a)............... 118,900      994,004
              Intel Corp...................... 267,200    4,160,304
              KLA-Tencor Corp.(a).............  56,900    2,012,553
              Novellus Systems, Inc.(a).......  70,700    1,985,256
              Texas Instruments, Inc.......... 169,700    2,547,197
                                                       ------------
                                                         15,996,094
                                                       ------------
            Software -- 4.4%
              Microsoft Corp.(a).............. 166,100    8,587,370
              SAP AG, ADR (Germany)...........  10,300      200,850
                                                       ------------
                                                          8,788,220
                                                       ------------
            Specialty Retail -- 2.0%
              Bed Bath & Beyond, Inc.(a)...... 114,200    3,943,326
                                                       ------------
            Tobacco -- 1.1%
              Philip Morris Cos., Inc.........  53,400    2,164,302
                                                       ------------
            TOTAL LONG-TERM INVESTMENTS
             (cost $216,060,868)......................  189,636,756
                                                       ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                 ----------------------------------------------
                 PRUDENTIAL'S GlBRALTAR FUND, INC. (Continued)
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


              SHORT-TERM INVESTMENTS -- 4.9%
                                   Moody's   Principal
              Interest  Maturity   Rating     Amount      Value
                Rate      Date   (Unaudited)   (000)     (Note 1)
              --------  -------- ----------- --------- ------------
              Commercial Paper
              American Express Credit Corp.
               0.75%     1/2/03      P-1      $2,081   $  2,081,000
              General Electric Capital Corp.
               1.18%     1/2/03      P-1       7,787      7,787,000
                                                       ------------
              TOTAL SHORT-TERM INVESTMENTS
               (cost $9,868,000)......................    9,868,000
                                                       ------------
              TOTAL INVESTMENTS -- 99.6%
               (cost $225,928,868; Note 4)............  199,504,756
              OTHER ASSETS IN EXCESS OF
               LIABILITIES -- 0.4%....................      705,598
                                                       ------------
              NET ASSETS -- 100%...................... $200,210,354
                                                       ------------

The following abbreviations are used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

        General

       Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America ("PICA") to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program ("FSP"). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1: Accounting Policies

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absences of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Any securities for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), under the direction of the Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

       Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares. Some dividends may be paid in cash.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                      C1

Note 2: Management Fee and Other Transactions with Affiliates

       Management Fee: The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. The management fee is computed daily and payable monthly as required under the management agreement.

       Effective October 18, 2002, the management fee is computed at the annual rate of 0.55% of the average daily net assets of the Fund. Additionally, PI pays for the services of the Subadviser, compensation of officers of the Fund, occupancy and certain clerical and administrative expenses of the Fund. The Fund bears all other costs and expenses. Prior to October 18, 2002, the effective management fee was computed at the annual rate of 0.125% of the average daily net assets of the Fund. PI was responsible for paying all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of PI and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions, including custody fees.

       PI, PICA and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc.

Note 3: Portfolio Securities

       Purchases and sales of investment securities, other than short-term investments, for year ended December 31, 2002 aggregated $207,381,671 and $224,311,732, respectively.

Note 4: Tax Information

       For the year ended December 31, 2002, the tax character of dividends paid by the Fund was $2,142,494 from ordinary income.

       As of December 31, 2002, the Fund had undistributed ordinary income of $6,473 on a tax basis. In addition, the approximate capital loss carryforward was $81,527,000 of which, $26,559,000 expires in 2009 and $54,968,000 expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $5,177,000 and other cumulative timing differences.

       For the year ended December 31, 2001, the tax character of dividends and distributions paid by the Fund was $3,028,624 from ordinary income, $1,956,505 from long-term capital gains and $17,573,363 as a tax return of capital.

       The United States federal income tax basis of the Fund's investments and the unrealized depreciation as of December 31, 2002 were as follows:

             Tax Basis of                             Unrealized
             Investments  Appreciation Depreciation  Depreciation
             ------------ ------------ ------------  ------------
             $231,168,001  $3,722,940  $(35,386,185) $(31,663,245)

       The differences between book basis and tax basis are attributable to deferred losses on wash sales.

                                      C2

Financial Highlights

                                                               Prudential's Gibraltar Fund, Inc.
                                                          ------------------------------------------
                                                                    Year Ended December 31,
                                                          ------------------------------------------
                                                            2002      2001     2000    1999    1998
                                                          -------   -------   ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  7.79   $  9.99   $15.67  $12.43  $10.95
                                                          -------   -------   ------  ------  ------
Income From Investment Operations:
Net investment income....................................    0.06      0.08     0.09    0.10    0.12
Net realized and unrealized gains (losses) on investments   (2.10)    (1.69)    0.25    4.57    2.61
                                                          -------   -------   ------  ------  ------
   Total from investment operations......................   (2.04)    (1.61)    0.34    4.67    2.73
                                                          -------   -------   ------  ------  ------
Less Dividends & Distributions:
Dividends from net investment income.....................   (0.06)    (0.08)   (0.09)  (0.09)  (0.12)
Distributions from net realized gains....................      --     (0.05)   (5.93)  (1.34)  (1.13)
Tax return of capital distributions......................      --     (0.46)      --      --      --
                                                          -------   -------   ------  ------  ------
   Total distributions...................................   (0.06)    (0.59)   (6.02)  (1.43)  (1.25)
                                                          -------   -------   ------  ------  ------
Net Asset Value, end of year............................. $  5.69   $  7.79   $ 9.99  $15.67  $12.43
                                                          =======   =======   ======  ======  ======
Total Investment Return(a)...............................  (26.23)%  (16.45)%   1.59%  38.92%  25.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 200.2   $ 298.0   $423.5  $451.3  $362.5
Ratios to average net assets:
  Expenses...............................................    0.23%     0.13%    0.13%   0.13%   0.13%
  Net investment income..................................    0.87%     0.87%    0.57%   0.63%   0.96%
Portfolio turnover rate..................................      89%       69%      82%     39%    105%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF PRUDENTIAL'S GIBRALTAR FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion.

PricewaterhouseCoopers LLP

New York, New York
February 13, 2003

                          Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2002) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2002, the Fund paid $0.06 per share from ordinary income.

                  Supplemental Proxy Information (Unaudited)

A meeting of the Fund's shareholders was held on October 18, 2002. The meeting was held for the following purposes:

     1:To approve a new management agreement between the Fund and Prudential Investments LLC
        Votes For: 26,514,800                 Votes Against: 3,327,566       Abstain: 1,812,516

     2:To approve a new subadvisory agreement between Prudential Investments LLC and Jennison
       Associates LLC
        Votes For: 26,572,454                 Votes Against: 3,111,946       Abstain: 1,970,482

     3:To amend the Fund's fundamental investment objective
        Votes For: 26,920,451                 Votes Against: 2,761,567        Abstain:  972,864

     4a:To amend the fundamental investment restriction of the Fund concerning commodities
        Votes For: 26,067,616                 Votes Against: 3,463,363       Abstain: 2,123,903

     4b:To amend the fundamental investment restriction of the Fund concerning short sales, purchases on margin, and the purchase or sale of put or call options
        Votes For: 26,049,352                 Votes Against: 3,409,626       Abstain: 2,195,904

     4c:To eliminate the fundamental investment restriction of the Fund concerning controlling investments
        Votes For: 26,426,614                 Votes Against: 3,082,021       Abstain: 2,146,247

     4d:To eliminate the fundamental investment restriction concerning investments in other issuers whose stock may be held by the Fund or adviser affiliates
        Votes For: 26,183,899                 Votes Against: 3,402,631       Abstain: 2,068,352

     4e:To eliminate the fundamental investment restriction concerning diversification
        Votes For: 26,421,339                 Votes Against: 3,125,772       Abstain: 2,107,771

                                      E1


     4f:To amend the fundamental investment restriction concerning borrowing and the issuance of senior securities
        Votes For: 26,024,305                Votes Against: 3,561,291        Abstain: 2,069,286

     4g:To amend the fundamental investment restriction concerning borrowing
        Votes For: 26,710,219                Votes Against: 2,821,799        Abstain: 2,122,864

     4h:To eliminate the fundamental investment restriction concerning investments in the securities of other investment companies
        Votes For: 26,425,381                Votes Against: 3,094,944        Abstain: 2,134,557

     4i:To adopt a fundamental investment restriction concerning loans
        Votes For: 27,052,123                Votes Against: 2,668,378        Abstain: 1,934,381

                                      E2

                             MANAGEMENT OF THE FUND
                                   (UNAUDITED)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940,as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT DIRECTORS

                                                TERM OF
                                             OFFICE *** AND
                                 POSITION       LENGTH  OF            PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE          WITH FUND     TIME SERVED             DURING PAST 5 YEARS
---------------------------    -----------  ----------------   -----------------------------------------
Saul K. Fenster, Ph.D. (69)    Director     Since 1983         President (since December 1978) of New
                                                               Jersey Institute of Technology;
                                                               Commissioner (since 1998) of the Middle
                                                               States Association Commission on Higher
                                                               Education; Commissioner (since 1985) of
                                                               the New Jersey Commission on Science and
                                                               Technology; Director (since 1998),
                                                               Society of Manufacturing Engineering
                                                               Education Foundation; formerly a director
                                                               or trustee of Liberty Science Center,
                                                               Research and Development Council of New
                                                               Jersey, New Jersey State Chamber of
                                                               Commerce, and National Action Council for
                                                               Minorities in Engineering.

W. Scott McDonald, Jr. (65)    Director     Since 1983         Vice President (since 1997) of Kaludis
                                                               Consulting Group, Inc. (a Sallie Mae
                                                               company serving higher education);
                                                               Formerly principal (1993-1997); Scott
                                                               McDonald & Associates; Chief Operating
                                                               Officer (1991-1995), Fairleigh Dickinson
                                                               University; Executive Vice President and
                                                               Chief Operating Officer (1975-1991), Drew
                                                               University; interim President
                                                               (1988-1990), Drew University and founding
                                                               director of School, College and
                                                               University Underwriters Ltd.

Joseph Weber, Ph.D. (78)/1/    Director     Since 1993         Vice President, Finance, Interclass
                                                               (international corporate learning) since
                                                               1991; formerly President, The Alliance
                                                               for Learning; retired Vice President,
                                                               Member of the Board of Directors and
                                                               Member of the Executive and Operating
                                                               Committees, Hoffmann-LaRoche Inc; Member,
                                                               Board of Overseers, New Jersey Institute
                                                               of Technology. Trustee and Vice Chairman
                                                               Emeritus, Fairleigh Dickinson University.

                                  NUMBER
                               OF PORTFOLIOS
                                  IN FUND            OTHER
                                  COMPLEX         DIRECTORSHIPS
NAME, ADDRESS** AND AGE         OVERSEEN BY        HELD BY THE
                                 DIRECTOR         DIRECTOR****
---------------------------    -------------    ----------------
Saul K. Fenster, Ph.D. (69)               79    Member (since
                                                2000), Board of
                                                Directors of IDT
                                                Corporation.

W. Scott McDonald, Jr. (65)               79

Joseph Weber, Ph.D. (78)/1/               62

                              INTERESTED DIRECTORS

                                                                                                       NUMBER OF
                                             TERM OF                                                   PORTFOLIOS
                                            OFFICE ***                                                  IN FUND           OTHER
                                              AND                                                       COMPLEX       DIRECTORSHIPS
                              POSITION     LENGTH  OF       PRINCIPAL OCCUPATIONS DURING PAST 5         OVERSEEN      HELD BY THE
NAME, ADDRESS** AND AGE       WITH FUND    TIME SERVED                    YEARS                        BY DIRECTOR     DIRECTOR****
---------------------------  -----------  -------------   -----------------------------------------  --------------   -------------
*David R. Odenath, Jr. (45)  President    Since 1999      President, Chief Executive Officer and                115
                             and                          Chief Operating Officer (since June 1999)
                             Director                     of PI; Senior Vice President (since June
                                                          1999) of Prudential Insurance Company of
                                                          America (Prudential Insurance); formerly
                                                          Senior Vice President (August 1993-May
                                                          1999) of PaineWebber Group, Inc.

                                       F1

Information pertaining to the Officers of the Fund who are not also Directors is set forth below

                                    OFFICERS

                                                    TERM OF
                                                  OFFICE ***
                                                  AND LENGTH
                                  POSITION         OF TIME                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE           WITH FUND         SERVED                              DURING PAST 5 YEARS
-----------------------        --------------    --------------           -------------------------------------------------------
Robert F. Gunia (56)           Vice President    Since 1999               Executive Vice President and Chief Administrative
                                                                          Officer (since June 1999) of PI; Executive Vice
                                                                          President and Treasurer (since January 1996) of PI;
                                                                          President (since April 1999) of Prudential Investment
                                                                          Management Services LLC (PIMS); Corporate Vice President
                                                                          (since September 1997) of Prudential Insurance; formerly
                                                                          Senior Vice President (March 1987-May 1999) of
                                                                          Prudential Securities; formerly Chief Administrative
                                                                          Officer (July 1989-September 1996), Director (January
                                                                          1989-September 1996) and Executive Vice President,
                                                                          Treasurer and Chief Financial Officer (June
                                                                          1987-December 1996) of PMF.
Judy A. Rice (55)              Vice President    Since 2001               Executive Vice President (since 1999) of PI; formerly
                                                                          various positions to Senior Vice President (1992-1999)
                                                                          of Prudential Securities; and various positions to
                                                                          Managing Director (1975-1992) of Salomon Smith Barney
                                                                          Advisors; Member of Board of Governors of the Money
                                                                          Management Institute; Member of the Prudential
                                                                          Securities Operating Council and a Member of the Board
                                                                          of Directors for the National Association for Variable
                                                                          Annuities.
Jonathan D. Shain (44)         Secretary         Since 2001               Vice President and Corporate Counsel (since August 1998)
                                                                          of Prudential; formerly Attorney with Fleet Bank, N.A
                                                                          (January 1997-July 1998) and Associate Counsel (August
                                                                          1994-January 1997) of New York Life Insurance Company.
Grace C. Torres (43)           Treasurer and     Since 1997               Senior Vice President (since January 2000) of PI;
                               Principal                                  formerly First Vice President (December 1996-January
                               Financial and                              2000) of PI and First Vice President (March 1993-1999)
                               Accounting                                 of Prudential Securities.
                               Officer
Jeffrey Scarbel (39)           Assistant         Since 2000               Vice President (since November 2000) of PI; formerly
                               Treasurer                                  Director(October 1996-November 2000) of PI.

1    Mr. Weber is scheduled to retire from the Board as of June 30, 2003.
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager(as defined below) and/or the Distributor (as defined below).
**   Unless otherwise noted, the address of the Directors and Officers is c/o:
Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934(i.e., "public companies") or other investment companies registered under the 1940 Act.

                                       F2

Prudential's Gibraltar Fund, Inc.       Annual Report          December 31. 2OO2

Board of Directors

David R. Odenath, Jr.
President,
Prudential's Gibraltar Fund, Inc.

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group, Inc.

Joseph Weber, Ph.D.
Vice President, Finance,
Interclass (International Corporate Learning)

This report is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus contains complete information regarding risks, charges, and expenses, and should be read carefully before you invest or send money.

Variable annuities contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, refer to the prospectus or contact your licensed financial professional.

For service-related questions, please contact the Annuity Service Center at
(888) 778-2888.

The 2002 Audited Financial Statements of the Prudential Insurance Company of America will be available commencing April 30, 2003. You may call (888) 778-2888 to obtain a free copy of the audited financial statements

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

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Prudential Annuity Service Center
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